Exhibit 99.2 Q1 2012 Earnings Release Lawrence Dewey, Chairman, President & Chief Executive Officer David Graziosi, Chief Financial Officer April 23, 2012

Safe Harbor Statement
The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995).  Most forward-looking statements contain words that identify them as forward-looking, such as “may”, “plan”, “seek”, “will”, “expect”,
“intend”, “estimate”, “anticipate”, “believe”, “project”, “opportunity”, “target”, “goal”, “growing” and
“continue” or other words that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  These statements give Allison Transmission’s current expectation of future events or its future performance and do not relate directly to historical or current events or Allison Transmission’s historical or future performance.  As such, Allison Transmission’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-
looking statements will prove accurate or that any long-term financial goals will be realized. All forward-
looking statements included in this presentation speak only as of the date made, and Allison
Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.  In particular, Allison
Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein.  Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein.

Non-GAAP Financial Information

We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit
Facility has certain covenants that incorporate Adjusted EBITDA. However, Adjusted net income, Adjusted
EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income (loss), interest expense, net, income tax expense, trade name impairment and amortization of intangible assets, less cash interest expense, net and cash income taxes. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest expense, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted
EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-recurring items.
We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash taxes paid rather than our tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets that were created at the time of the Acquisition Transaction. We use Adjusted EBITDA and Adjusted EBITDA margin to evaluate and control our cash operating costs and to measure our operating profitability. We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash and free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

Call Agenda Q1 2012 Performance End Markets Commentary Strategic Priorities Update Full Year 2012 Guidance 4

Q1 2012 Performance Summary

($ in millions)
Q1 2012 Q1 2011 % Variance
Sales $602 $517 16.4%
Gross Margin % 47.2% 44.5% +270 bps
Adjusted EBITDA $
(1)
$223 $169 32.0%
Adjusted EBITDA %
(1)
37.0% 32.7% +430 bps
Diluted Earnings Per Share $0.31 N/A —
Adjusted Free Cash Flow
(2)(3)
$120 $98 22.4%
Commentary: Strong Q1 2012 results primarily due to recovering global on-
highway commercial vehicle end markets and increased global off-highway demand
Full Year 2012 Guidance: Sales growth of 5 to 7 percent and Adjusted EBITDA margin of 33.5 to 34.5 percent
(1) See Appendix for a reconciliation of Adjusted EBITDA from net income (loss).
(2) Free Cash Flow = Cash provided by Operating Activities less CapEx. See slide 8.
(3) Q1 2012 Free Cash Flow adjusted for cash IPO costs of $16 million. See slide 8.

Q1 2012 Sales Performance
End Markets Q1 2012 Q1 2011 % Variance Commentary on Quarter
North America
On-Hwy
$219 $164 34%
Continued market recovery; all models
up other than motor homes
North America
Hybrid-Propulsion
Systems for
Transit Bus
$35 $39 (10%)
Municipal subsidy and spending
constraints; value proposition challenges
North America
Off-Hwy
$74 $64 16% Increased natural gas fracturing activity
Military $77 $84 (8%)
Reduced tracked demand partially offset
by increased wheeled volume
Outside North
America On-Hwy
$66 $57 16%
New product releases and increased
market penetration
Outside North
America Off-Hwy
$32 $23 39%
Increased mining and energy sector
demand
Service Parts,
Support
Equipment &
Other
$99 $86 15%
Price increases, increased transmission
unit volume and global service parts
demand
Total $602 $517 16%

($ in millions)

Q1 2012 Financial Performance

($ in millions)
Q1 2012 Q1 2011 Commentary on Quarter
Net Sales $601.9 $517.0 $84.9 16.4% Increased demand for global on-highway and off-highway products partially offset by
lower demand for tracked military products
and North America hybrid-propulsion
systems for transit buses
Cost of Sales $318.1 $287.0 $31.1 10.8%
Gross Profit $283.8 $230.0 $53.8 23.4% Net sales growth and price increases on certain products
Operating Expenses
Selling, general and administrative expenses $101.2 $100.9 $0.3 0.3% Continued focus on cost control
Engineering – research and development $27.9 $30.3 ($2.4) (7.9%) Reduced technology-related license expense partially offset by higher product
initiatives spending
Total operating expenses $129.1 $131.2 ($2.1) (1.6%)
Operating Income $154.7 $98.8 $55.9 56.6%
Interest Expense, net ($40.7) ($49.6) ($8.9) (17.9%) Debt repayments and repurchases partially offset by new swaps and mark-to-market
expense
Other (Expense ) Income, net ($30.8) $5.7 $36.5 640.4% IPO costs and the February 2012 11%
Senior Notes redemption ($200 million in
aggregate principal amount)
Income Before Income Taxes $83.2 $54.9 $28.3 51.5%
Income Tax Expense ($25.2) ($18.0) $7.2 40.0% Effective Tax Rate 30.3% versus 32.8%
Net Income $58.0 $36.9 $21.1 57.2%
Diluted Earnings Per Share $0.31 N/A N/A N/A 186.2 million shares
(1) See Appendix for a reconciliation from net income (loss).
Memo:  Adjusted EBITDA (1) $223.0 $169.3 $53.7 31.7% Increased net sales, favorable sales mix and operating leverage realization
Adjusted Net Income (1) $144.1 $111.0 $33.1 29.8%
$ Variance
% Variance

Q1 2012 Cash Flow Performance

($ in millions)
Q1 2012 Q1 2011 $ Variance % Variance Commentary
Cash Provided by
Operating Activities
$140 $110 $30 27.3%
Net sales growth
partially offset by non-
recurring items
CapEx $36 $12 $24 200.0%
Increased investments
in new facilities and
product initiatives
Free Cash Flow
(1)
$104 $98 $6 6.1%
Adjusted Free Cash
Flow
(2)
$120 $98 $22 22.4%
Q1 2012 Adjusted Free
Cash Flow excludes
cash IPO costs
($ in millions)
Q1 2012 Q1 2011 $ Variance % Variance Commentary
Operating Working
Capital Percentage of
LTM Sales
(3)
8.8% 10.3% N/A (150 bps)
Net sales growth and
increased A/P
Cash Paid for Interest $36 $30 $6 20.0%
Q1 2012 redemption of
11% Sr. Notes and new
swaps partially offset by
2011 debt repayments
and repurchases
Cash Paid for Income
Taxes
$3 $2 $1 50.0%
U.S. income tax shield
and net operating loss
utilization
(1) Free Cash Flow = Cash Provided by Operating Activities less CapEx.
(2) Adjusted Free Cash Flow = Free Cash Flow adjusted for cash IPO costs of $16 million.
(3) Operating Working Capital = A/R + Inventory – A/P.

End Markets Commentary

•
North America On-Highway
• Improved economic conditions
• Municipal spending
• Expect slower year over year growth rate for the balance of 2012
•
North America Hybrid-Propulsion Systems for Transit Bus
• Municipal spending constraints and value proposition challenges
• Expect measured decline for full year 2012 to below the 2011 level
•
North America Off-Highway
• Majority of demand is natural gas fracturing; strong first quarter demand not expected to recur given customer forecast adjustments related to current natural gas pricing
•
Military
• Expecting return of U.S. defense spending to historical averages
•
Outside North America On-Highway
• Increased market penetration
• Long term customer supply agreements
• Vehicle releases
•
Outside North America Off-Highway
• Growth in mining and energy sectors
•
Service Parts, Support Equipment & Other
• Follow global economic conditions and transmission unit volume

Strategic Priorities Update

•
Expand global market leadership
• Capitalize on continued market recovery
• New vocational offerings
•
Emerging markets penetration
• Vocational ladder strategy
• Increase number of vehicle releases
•
Continued focus on new technologies and product development
• Address markets adjacent to core
• Advanced fuel efficient technologies
•
Deliver strong financial results
• Earnings growth and cash flow generation
• Focus on continued margin enhancement

Full Year 2012 Guidance

Guidance Commentary on Full Year
Net Sales Growth from 2011 5 to 7 percent
Assumes year over year growth in global on-
highway and Outside North America off-highway
end markets partially offset by year over year
reductions in North America off-highway, tracked
military products and North America hybrid-
propulsion systems for transit bus end markets
Adjusted EBITDA %
(1)
33.5 to 34.5 percent Driven by sales mix and volume timing
CapEx
($ in millions)
Maintenance
New Facilities
New Product Programs
$55 to $60
$25 to $30
$30 to $40
New facilities and product programs subject to
timely completion of development and sourcing
milestones
Cash Income Taxes ($ in
millions)
$10 to $15
U.S. income tax shield and net operating loss
utilization
(1) See Appendix

12 APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations
Adjusted Net Income and Adjusted EBITDA reconciliation
(1) Includes charges or income related to legacy employee benefits, shared income with General Motors, benefit plan adjustments, transitional costs to establish
Allison as a stand-alone entity, pension curtailment adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors and an adjustment for the settlement of litigation which originated with the Predecessor but was assumed by the Company as part of the Acquisition Transaction.
$ in millions
Last twelve months
ended March 31,
2009 2010 2011 2011 2012 2012
Net (loss) income ($323.9) $29.6 $103.0 $36.9 $58.0 $124.1
plus:
Interest expense, net                          234.2 277.5 217.3 49.6 40.7 208.4
Cash interest expense, net                     (242.5) (239.1) (208.6) (29.9) (36.1) (214.8)
Income tax expense                          41.4 53.7 47.6 18.0 25.2 54.8
Cash income taxes                           (5.5) (2.2) (5.8) (1.6) (2.9) (7.1)
Fee to terminate services agreement with Sponsors — — — — 16.0 16.0
Initial public offering expenses — — — — 5.7 5.7
Trade name impairment                       190.0 — — — — —
Amortization of intangible assets                155.9 154.2 151.9 38.0 37.5 151.4
Adjusted net income                           $49.6 $273.7 $305.4 $111.0 $144.1 $338.5
Cash interest expense, net                     242.5 239.1 208.6 29.9 36.1 214.8
Cash income taxes                           5.5 2.2 5.8 1.6 2.9 7.1
Depreciation of property, plant and equipment     105.9 99.6 103.8 25.7 24.6 102.7
Loss on repurchases of long-term debt — — — — 13.5 13.5
Premiums and expenses on tender offer of long-term debt — — 56.9 — — 56.9
Dual power inverter module extended coverage 11.4 (1.9) — — — —
(Gain) / loss on repurchases of long-term debt (8.9) (3.3) 16.0 — — 16.0
Unrealized (gain) loss on hedge contracts (5.8) 0.1 6.8 (1.6) (0.7) 7.7
Reduction of supply contract liability — (3.4) — — — —
Restructuring charges 47.9 — — — — —
Other, net
(1)
53.2 10.9 8.6 2.7 2.5 8.4
Adjusted EBITDA                            $501.3 $617.0 $711.9 $169.3 $223.0 $765.6
Net sales                                     $1,766.7 $1,926.3 $2,162.8 $517.0 $601.9 $2,247.7
Adjusted EBITDA margin                28.4% 32.0% 32.9% 32.7% 37.0% 34.1%
For the year ended December 31,
Three months ended
March 31,